UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 27, 2008

Commission File Number 000-31395

VillageEDOCS, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	33-0668917
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

1401 N. TUSTIN AVE, STE 230, SANTA ANA, CA	92705
(Address of principal executive offices)	(Zip Code)

(714) 734-1030

(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02             Departure of Directors or Certain Officers; Election of Directors; Appointment of  Certain Officers; Compensatory Arrangements of Certain Officers.

Effective February 27, 2008, Mr. Joe Torano resigned from his employment with the Registrant.  Mr. Torano had served as the Registrant's Senior Vice President, Sales and Marketing since October 16, 2006.

As the Registrant intends to locate a suitable candidate to assume Mr. Torano's duties, it will continue the executive search for sales and marketing leadership that has been ongoing for several months.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:      February 29, 2008                                                          VILLAGEEDOCS, INC.

                                                                                          By:  /s/   Michael A. Richard

                                                                                          Print Name:  Michael A. Richard

                                                                                          Title:  Chief Financial Officer